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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 27, 2002 relating to the consolidated financial statements of Marvell Technology Group Ltd., which appears in Marvell Technology Group Ltd.'s Annual Report on Form 10-K for the year ended February 2, 2002.


/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
June 24, 2002